                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 15, 2008
                                                --------------------------------
                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

  NEBRASKA                           333-130343             20-0568230
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(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)          Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska                68713
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|  | Written  communications  pursuant to Rule 425 under the Securities  Act
(17 CFR 230.425)
|  | Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR  240.14a-12)
|  | Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
Exchange  Act (17 CFR  240.14d-2(b))
|  | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

         Item 1.01  Entry into a Material Definitive Agreement.

         NEDAK Ethanol, LLC ("Company") entered into an Engineering, Procurement and Construction  Services Fixed Price Contract (the "Contract") dated August 9,
2006 with Delta-T  Corporation  ("Delta").  As  previously  reported,  Delta had informed  the  Company  that it had lost  substantial  amounts on the  Company's project,  and,  notwithstanding the terms of the Contract, in order for Delta to assure Company Delta would finish the project  within a definitive  time period, the Company would need to shoulder  some of the cost overruns  incurred by Delta in its performance  under the Contract,  in exchange for which the Company would receive  certain  liquidated  damages in the event Delta does not  complete  the project on time and Delta's parent company guaranty of Delta's performance under the Contract.

         On April 11, 2008, Company and Delta executed amendment number 3 to the
Contract  (the  "Amendment")  which  provides  that (i) (A) the Company will pay
Delta an incentive fee of  $5,000,000,  $2,000,000  of such amount  payable upon
Performance  Test  Acceptance  (as that term is  defined in the  Contract),  and
$3,000,000 of such amount payable six months after  Performance Test Acceptance, and (B) Company  executed a promissory note in the amount of $5,000,000 in favor of Delta (the "Delta Note") to memorialize such obligations, (ii) the $6,648,320 surcharge  payable by the Company  respecting  the price of  stainless  steel is payable upon execution of the Amendment,  (iii) the Mechanical  Completion  Date
(as defined in the Contract) is changed to July 15, 2008,  (iv) the  Performance
Testing and Name Plate  Production  milestones under the Contract are changed to
60 days following Mechanical Completion,  (v) Delta will pay the Company damages of $150,000  for each week after July 15, 2008 for four weeks and  $200,000  per week  thereafter  in the event Delta has not achieved  Mechanical  Completion by
July 15, 2008, until Mechanical Completion is achieved,  (vi) Delta will pay the
Company a per-gallon  charge for each week the Company's  plant does not achieve the  performance  test  and  name  plate  production  level  within  60  days of
Mechanical  Completion,  (vii)  Delta's  corporate  parent,  Bateman  Litwin  NV
("Bateman")  will  guarantee  Delta's  performance of the Contract (the "Bateman
Guaranty"),  (viii) the letters of credit  currently  issued by banks on Delta's behalf in favor of the Company will be extended  until  January 31, 2009 and may be replaced by a single letter of credit from a bank acceptable to Company, (ix)
Delta and/or Bateman have caused Bank of Hapoalim to issue an irrevocable letter of credit in the amount of  $8,000,000  and  expiring  December  31,  2008,  (x)
Company will pay Delta  $17,000,000  under the Contract within three days of the
Amendment  (which is inclusive of the stainless  steel surcharge in (ii) above),
(xi)  retainage  under the  Contract  will be  released  and paid to Delta  upon
Mechanical Completion as provided in the Contract,  and (xii) Delta will appoint certain  personnel to work at the Company's site. To secure payment of the Delta
Note,  the  Company  executed a Deed of Trust  which  grants to Delta a security interest in its properties which is junior to the Lender's  security  interests, and the Company  committed to actively  pursue an early release of the letter of credit referred to above in (ix).

         On February 14,  2007,  the Company  entered  into (i) a Master  Credit
Agreement  (the "Credit  Agreement"),  (ii) a First  Supplement to Master Credit
Agreement ("First  Supplement"),  and (iii) a Second Supplement to Master Credit
Agreement  ("Second  Supplement,"  together  with the First  Supplement  and the
Credit  Agreement,  the "Loan  Agreements")  with Farm Credit  Services of Grand
Forks, FLCA ("Lender")  regarding a senior secured credit facility  ("Facility")
for the provision of  construction  and permanent debt financing for its ethanol plant.  The  Facility  consists  of a multiple  advance  construction  loan (the
"Construction  Facility")  during the construction  period;  and at construction completion,  conversion  to a permanent  ten year term loan  facility (the "Term
Facility"),  a  portion  of which  can be  further  converted  to a $10  million revolving term loan (the "Revolving Facility"), subject to certain conditions.

         In connection with its consent granted to the Company to enter into the
Amendment  as  described  above,  the  Company  and Lender  executed  that Third
Supplement and Forbearance to the Master Credit Agreement on April 11, 2008 (the
"Third  Supplement")  which, in addition to imposing  various  conditions on its obligations  under the Loan  Agreements,  amends the Loan Agreements as follows:
(i) the Company covenants to attain Mechanical  Completion under the Contract by
July 15, 2008, (ii) the Company  covenants to achieve 100% name plate production within 60 days of achieving  Mechanical  Completion and maintain 100% name plate production  indefinitely,  (iii) the Company may not make  distributions  to its
Members without Lender's written approval, (iv) the Company must release certain retainage to Delta upon Mechanical Completion,  as provided in the Contract, (v)
the Company  releases Lender from any claims Company may have had against Lender as of the date of the Third  Supplement,  and (vi) the Company assigns to Lender the letters of credit issued by Bateman and Delta, as discussed above.

         As part of  Lender's  agreement  to enter  into the  Third  Supplement,
Lender required the Company to raise  $2,000,000 in equity by July 15, 2008 (the
"Equity  Amount")  in order to make the  incentive  payment to Delta  referenced above.  Lender also required certain of the Company's  directors to individually and  personally  (severally  and not jointly with other  directors)  guaranty to
Lender a specified portion of the Equity Amount.

         As part of  Lender's  agreement  to enter  into the  Third  Supplement,
Lender  required  the  Company to assign to Lender the  Company's  rights in the
Bateman  Guaranty  and a letter  of  intent  which  sets  forth the terms of the above-described  Amendment.  Lender  has  also  required  the  Company  and  its
President,  Mr. Jerome Fagerland,  to enter into a Control Agreement dated April
11, 2008 with Lender (the "Control Agreement"),  under which the Company pledged certain  cash to Lender as  collateral  for the loans  advanced  pursuant to the
Third Supplement.

         Item 2.03  Creation of a Direct  Financial  Obligation or an Obligation
under an Off-Balance Sheet Arrangement of a Registrant.

         The information set forth in Item 1.01 above is incorporated  herein by reference.

         Item 8.01  Other Events.

         The  Company  issued a press  release on April 15, 2008  regarding  the above items. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

         Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

10.1 Change  Orders dated  October 25, 2006,  November 20, 2006 and December 14,
     2006 to  Engineering,  Procurement  and  Construction  Services Fixed Price
     Contract  dated August 9, 2006 with Delta-T  Corporation  (incorporated  by reference to exhibit 10.6 to Report on Form 8-K filed February 20, 2007).

10.2 Engineering,  Procurement  and  Construction  Services Fixed Price Contract
     dated August 9, 2006 with Delta-T Corporation (incorporated by reference to exhibit 10.2 to Report on Form 10-QSB/A filed November 20, 2006, as amended
     November 30, 2007).  Portions of the Contract have been omitted pursuant to

10.3 Amendment No. 3 to Engineering, Procurement and Construction Services Fixed
     Price Contract  between NEDAK Ethanol,  LLC and Delta-T  Corporation  dated
     April 11, 2008.

10.4 Master Credit  Agreement  dated February 14, 2007 with Farm Credit Services of Grand Forks,  FLCA  (incorporated by reference to exhibit 10.9 to Report on Form 8-K filed February 20, 2007).

10.5 First  Supplement to the Master Credit  Agreement  dated  February 14, 2007 with Farm Credit Services of Grand Forks,  FLCA  (incorporated by reference to exhibit 10.10 to Report on Form 8-K filed February 20, 2007).

10.6 Second  Supplement to the Master Credit  Agreement  dated February 14, 2007 with Farm Credit Services of Grand Forks,  FLCA  (incorporated by reference to exhibit 10.11 to Report on Form 8-K filed February 20, 2007).

10.7 Security  Agreement  dated  February 14, 2007 with Farm Credit  Services of
     Grand Forks, FLCA  (incorporated by reference to exhibit 10.12 to Report on
     Form 8-K filed February 20, 2007).

10.8 Deed of Trust,  Security  Agreement,  Assignment  of  Leases  and Rents and
     Fixture  Financing  Statement  dated  February 14, 2007 in favor of Lawyers
     Title  Insurance  Corporation  for the benefit of Farm  Credit  Services of
     Grand Forks, FLCA  (incorporated by reference to exhibit 10.13 to Report on
     Form 8-K filed February 20, 2007).

10.9 Guaranty  dated April 11, 2008 made by Bateman  Litwin NV in favor of NEDAK
     Ethanol,  LLC.  10.10  Deed of Trust  dated  April  11,  2008 made by NEDAK
     Ethanol,  LLC in favor of Delta-T  Corporation.  10.11 Third Supplement and
     Forbearance  to the Master Credit  Agreement,  dated April 11, 2008 between
     NEDAK  Ethanol,  LLC and AgCountry  Farm Credit  Services,  FCA (f/k/a Farm
     Credit Services of Grand Forks, FLCA).

10.12 Form of Guaranty in favor of AgCountry Farm Credit Services, FCA.

10.13 Promissory  Note dated April 11, 2008 made by NEDAK Ethanol,  LLC in favor of Delta T Corporation.  10.14  Collateral  Assignment dated April 11, 2008 made by NEDAK Ethanol, LLC in favor of AgCountry Farm Credit Services, FCA.

10.15 Control  Agreement  dated April 11,  2008  between  AgCountry  Farm Credit
     Services, FCA, NEDAK Ethanol, LLC and Jerome Fagerland.

99.1 Press Release dated April 15, 2008.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  April 15, 2008

                                         NEDAK ETHANOL, LLC

                                         By:      /s/ Jerome Fagerland
                                           ----------------------------------------
                                                     Jerome Fagerland
                                                     President

                                  Exhibit Index

Exhibit
Number            Description
------            -----------

10.1 Change  Orders dated  October 25, 2006,  November 20, 2006 and December 14,
     2006 to  Engineering,  Procurement  and  Construction  Services Fixed Price
     Contract  dated August 9, 2006 with Delta-T  Corporation  (incorporated  by reference to exhibit 10.6 to Report on Form 8-K filed February 20, 2007).

10.2 Engineering,  Procurement  and  Construction  Services Fixed Price Contract
     dated August 9, 2006 with Delta-T Corporation (incorporated by reference to exhibit 10.2 to Report on Form 10-QSB/A filed November 20, 2006, as amended
     November 30, 2007).  Portions of the Contract have been omitted pursuant to a request for confidential treatment.

10.3 Amendment No. 3 to Engineering, Procurement and Construction Services Fixed
     Price Contract  between NEDAK Ethanol,  LLC and Delta-T  Corporation  dated
     April 11, 2008.

10.4 Master Credit  Agreement  dated February 14, 2007 with Farm Credit Services of Grand Forks,  FLCA  (incorporated by reference to exhibit 10.9 to Report on Form 8-K filed February 20, 2007).

10.5 First  Supplement to the Master Credit  Agreement  dated  February 14, 2007 with Farm Credit Services of Grand Forks,  FLCA  (incorporated by reference to exhibit 10.10 to Report on Form 8-K filed February 20, 2007).

10.6 Second  Supplement to the Master Credit  Agreement  dated February 14, 2007 with Farm Credit Services of Grand Forks,  FLCA  (incorporated by reference to exhibit 10.11 to Report on Form 8-K filed February 20, 2007).

10.7 Security  Agreement  dated  February 14, 2007 with Farm Credit  Services of
     Grand Forks, FLCA  (incorporated by reference to exhibit 10.12 to Report on
     Form 8-K filed February 20, 2007).

10.8 Deed of Trust,  Security  Agreement,  Assignment  of  Leases  and Rents and
     Fixture  Financing  Statement  dated  February 14, 2007 in favor of Lawyers
     Title  Insurance  Corporation  for the benefit of Farm  Credit  Services of
     Grand Forks, FLCA  (incorporated by reference to exhibit 10.13 to Report on
     Form 8-K filed February 20, 2007).

10.9 Guaranty  dated April 11, 2008 made by Bateman  Litwin NV in favor of NEDAK
     Ethanol,  LLC.  10.10  Deed of Trust  dated  April  11,  2008 made by NEDAK
     Ethanol,  LLC in favor of Delta-T  Corporation.  10.11 Third Supplement and
     Forbearance  to the Master Credit  Agreement,  dated April 11, 2008 between
     NEDAK  Ethanol,  LLC and AgCountry  Farm Credit  Services,  FCA (f/k/a Farm
     Credit Services of Grand Forks, FLCA).

10.12 Form of Guaranty in favor of AgCountry Farm Credit Services, FCA.

10.13 Promissory  Note dated April 11, 2008 made by NEDAK Ethanol,  LLC in favor of Delta T Corporation.  10.14  Collateral  Assignment dated April 11, 2008 made by NEDAK Ethanol, LLC in favor of AgCountry Farm Credit Services, FCA.

10.15 Control  Agreement  dated April 11,  2008  between  AgCountry  Farm Credit
     Services, FCA, NEDAK Ethanol, LLC and Jerome Fagerland.

99.1 Press Release dated April 15, 2008.